Exhibit 99.2

Q4 2020 FINANCIAL RESULTS January 28, 2021 1

FORWARD LOOKING STATEMENTS 2 Certain statements in this presentation that are not historical facts may constitute forward - looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, and are intended to be covered by the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. Statements contained in this presentation that do not describe historical or current facts are forward - looking statements, including statements regard the potential effects of the COVID - 19 pandemic on the Company’s business, credit quality, financial condition, liquidity and results of operations. Forward - looking statements made with regard to the potential effects of COVID - 19 on the Company’s business, credit quality, financial condition, liquidity and results of operation may differ, possibly materially, from what is included in this presentation due to factors and future developments that are uncertain and beyond the scope of the Company’s control. These included, but are not limited to the length and extent of the economic contraction as a result of the COVID - 19 pandemic; continued deterioration in employment levels, general business and economic conditions on a national basis and in the local markets in which the Company and its banking subsidiaries operate; changes in consumer behavior due to changing political, business and economic conditions or legislative or regulatory initiatives; the possibility that future credit losses may be higher than currently expected; reputational risk relating to the Company’s participation in the Paycheck Protection Program and other pandemic - related legislative and regulatory initiatives and programs; and turbulence in capital and debt markets. Forward - looking statements involve risks and uncertainties which are difficult to predict. Forward - looking statements involve risks and uncertainties. These statements include, among others, statements regarding our strategy, evaluations of future interest rate trends and liquidity, expectations as to growth in assets, deposits and results of operations, success of acquisitions, future operations, market position, financial position, and prospects, plans and objectives of management. You should not place undue reliance on the Company’s forward - looking statements. You should exercise caution in interpreting and relying on forward - looking statements because they are subject to significant risks, uncertainties and other factors which are, in some cases, beyond the Company’s control. Forward - looking statements are based on the current assumptions and beliefs of management and are only expectations of future results. The Company’s actual results could differ materially from those projected in the forward - looking statements as a result of, among other factors, changes in interest rates; competitive pressures from other financial institutions; the effects of continued weakness in general economic conditions and the impact of the COVID - 19 pandemic on a national basis or in the local markets in which the Company operates, including changes that adversely affect borrowers’ ability to service and repay our loans; changes in the value of securities in the Company’s investment portfolio, changes in loan default and charge - off rates, the adequacy of loan loss reserves, decreases in deposit levels necessitating increased borrowing to fund loans and investments; changes in government regulation, as well as the other risks and uncertainties detailed in the Company’s Annual Report on Form 10 - K, as updated by the Company’s Quarterly Reports on Form 10 - Q and other filings submitted to the Securities and Exchange Commission. Forward looking statements speak only as of the date on which they are made. The Company does not undertake any obligation to update any forward - looking statement to reflect circumstances or events that occur after the date the forward - looking statements are made.

OVERVIEW 3 • All bank facilities are open with our corporate and operations centers operating under “Work From Home” protocols. • Net income of $26.7 million resulted in earnings per share of $0.34. • Our credit quality remained stable during the quarter with strong return to payment activity – as of December 31 st there were 298 credits totaling $90 million with outstanding loan modifications under the CARES Act. • The reserve for loan losses represents a coverage ratio of 169 basis points on outstanding non - PPP loans. The Company recorded a negative provision for credit losses of $2.1 million for Q4. • Our net interest margin increased to 3.23% and net interest income increased $2.3 million from Q3. • Deposit and lending activity is increasing and pipelines are gradually improving with quality credits. Prepayments have been above average. • Our Board approved a dividend of $0.115 as well as a $10 million stock buyback program which will expire on December 31, 2021.

SUMMARY INCOME STATEMENT 4 ▪ Net Income of $26.7 million or $0.34 per share. ▪ Net interest income increased due to a higher net interest margin partially offset by lower average earning assets. ▪ Operating expenses were lower on a linked quarter basis driven by lower overall compensation expense . ▪ Pretax, Pre - provision net revenue increased $ 2 . 6 million from prior quarter . negative $2.1 million for the quarter as economic forecasts have marginally improved and the loan portfolio declined $48 million excluding the impact of SBA guaranteed PPP loans. $m, except per share amts 4 Q 20 3 Q 20 Δ %Δ 4 Q 19 Δ %Δ Net interest income $ 68 . 2 $ 65 . 9 $ 2 . 3 3% $ 63 . 9 $ 4 . 3 7% Noninterest income 4 . 2 4 . 7 ( 0 . 5) - 11% 7 . 7 ( 3 . 5) - 45% Security gains (losses) - 0 . 1 ( 0 . 1) - 100% 0 . 1 ( 0 . 1) - 100% Total Revenue 72 . 4 70 . 7 1 . 7 2% 71 . 7 0 . 7 1% Noninterest expense 40 . 0 40 . 9 ( 0 . 9) - 2% 38.8 1 . 2 3% Pretax, Preprov. Net Rev. 32 . 4 29 . 8 2 . 6 9% 32 . 9 ( 0 . 5) - 2% Provision for credit losses ( 2 . 1) 4 . 5 ( 6 . 6) - 147% 3 . 6 ( 5 . 7) - 158% Pretax income 34 . 5 25 . 3 9 . 2 36% 29 . 3 5 . 2 18% Provision for taxes 7 . 8 6 . 6 1 . 2 18% 7 . 1 0 . 7 10% Net Income $ 26 . 7 $ 18.7 $ 8.0 43% $ 22.2 $ 4.5 20% EPS $ 0 . 3 4 $ 0.24 $ 0.10 42% $ 0.28 $ 0.06 21% ▪ The Provision for credit losses was Avg diluted shares (000s) 78,681 79 , 056 (375) 0% 79,845 (1,164) - 1% Return on Assets 1.20% 0 . 83% 0 . 37% 1.13% 0.07% Return on Tangible Equity 13.79% 9 . 70% 4 . 09% 11.42% 2.37% Net Interest Margin 3.23% 3 . 08% 0 . 15% 3.43% - 0.20% Efficiency Ratio 55.27% 57 . 83% - 2 . 56% 54.15% 1.12% Linked Quarter (LQ) Year over Year (YoY)

MARGIN – YIELDS AND COSTS 4Q20 Prior Quarter LQ Δ $ millions Avg Bal I n t e r e s t Y i e l d Avg Bal I n t e r e s t Y i e l d Avg Bal I n t e r e s t Y i e l d Loans $ 7,371 $ 76 . 6 4 . 16% $ 7 , 413 $ 76 . 3 4 . 12% $ (42) $ 0.3 0 . 04% Investments & earning cash 1 , 045 3 . 9 1 . 49% 1 , 110 4 . 5 1 . 61% (65) $ ( 0 . 6) - 0 . 12% Interest Earning Assets $ 8,416 $ 80 . 5 3 . 83% $ 8 , 523 $ 80 . 8 3 . 79% $ (107) $ ( 0 . 3) 0 . 04% Interest bearing deposits $ 5,299 $ 8 . 8 0 . 66% $ 5 , 070 $ 10 . 6 0 . 83% $ 229 $ ( 1 . 8) - 0 . 17% Borrowings 785 3 . 4 1 . 70% 1 , 148 4 . 2 1 . 43% (363) $ ( 0 . 8) 0 . 27% Interest Bearing Liabilities $ 6,084 $ 12 . 2 0 . 80% $ 6 , 218 $ 14 . 8 0 . 94% $ (134) $ ( 2 . 6) - 0 . 14% Net interest spread 3 . 03% 2 . 85% 0 . 18% Net interest income, TEB / Margin $ 68 . 3 3 . 23% $ 66.0 3 . 08% $ 2.3 0 . 15% LESS: Tax Equivilent Basis (TEB) Adj. 0 . 1 0 . 1 - Net Interest Income $ 68 . 2 $ 65.9 $ 2.3 1.75% 4.75% 1.76% 1.55% 1.60% 1.57% 1.69% 1.92% 0 . 25% 3 . 25% 0 . 14% 0 . 07% 0 . 10% 0 . 12% 0 . 36% 0 . 9 1 % Fed Funds (upper) P r i m e 1M LIBOR S O F R Ameribor 2Y Treasury 5Y Treasury 10Y Treasury 12/31/2019 3/31/2020 6/30/2020 9/30/2020 12/31/2020 5

SUMMARY BALANCE SHEET ▪ Loans declined 127 million, excluding the decline of $79 million in PPP loans, the core portfolio declined $48 million. ▪ Allowance for Loan Losses off and lower loan balances. ▪ ALLL coverage of 1.69% (excluding PPP loans). Deposit inflows providing significant near term on - balance sheet liquidity. Deposit growth of $118 million. ▪ Borrowings decline $185 million as liquidity is used to reduce FHLB advances. ▪ Equity increased $6 million in Q4 driven by continued strong pre - tax, pre - provision earnings net of our quarterly stable dividend to shareholders and completion of our stock buyback program. Securities 746 784 (38) - 19% 589 157 27% declined $6 million. Improving Cash & equivalents 435 317 118 149% 78 357 458% forecasts, specific reserve charge - Deposits $ 6 , 911 $ 6 , 793 $ 118 7% $ 5 , 830 $ 1 , 081 19% ▪ Borrowings 820 1 , 005 (185) - 74% 903 (83) - 9% Reserve for unfunded loans 13 14 (1) - 29% 2 11 550% Other Liabilities 256 252 4 6% 176 80 45% ▪ Tang. Equity / Tang. Assets 8 . 86% 8 . 73% 0 . 13% 10 . 15% - 1 . 29% Loans / Deposits 105 . 18% 108 . 88% - 3 . 70% 115 . 57% - 10 . 39% ALLL / Gross Loans 1 . 62% 1 . 62% 0 . 00% 0 . 91% 0 . 71% ALLL / Loans excl PPP 1 . 6 9% 1 . 7 6% - 0 . 0 7% 0 . 9 1% 0 . 7 8% Intangibles 164 164 - 0% 165 (1) - 1% Other assets 442 459 (17) - 15% 348 94 27% Total Assets $ 8 , 942 $ 9 , 000 $ (58) - 3% $ 7 , 857 $ 1 , 085 14% Total Liabilities 8 , 000 8 , 064 (64) - 3% 6 , 911 1 , 089 16% Stockholders' Equity 942 936 6 3% 946 (4) 0% Total Liabilities & Equity $ 8 , 942 $ 9 , 000 $ (58) - 3% $ 7 , 857 $ 943 12% TBV per share $ 9 . 96 $ 9 . 77 $ 0.19 8% $ 9 . 80 $ 0 . 16 2% Actual shares outstanding (000) 78 , 141 79 , 002 (861) - 4% 79 , 688 ( 1 , 547) - 2% Linked Quarter (LQ) Year over Year (YoY) $m, except per share amts 4 Q 20 3 Q 20 Δ %Δ annua l . 4 Q 19 Δ %Δ Gross Loans, investment $ 7 , 269 $ 7 , 396 $ (127) - 7% $ 6 , 738 $ 531 8% Allowance for loan losses (114) (120) 6 - 20% (61) (53) 87% Net Loans 7 , 155 7 , 276 (121) - 7% 6 , 677 478 7% 6

LOAN AND DEPOSIT COMPOSITION 53% 7% 9% L oans Demand deposits 1 , 592 1 , 550 42 11% 1 , 142 450 39% NOW 514 460 54 47% 371 143 39% IT S Savings 702 717 (15) - 8% 613 89 15% P O S Money market 2 , 019 1 , 878 141 30% 1 , 682 337 20% D E CDs 1 , 390 1 , 493 (103) - 28% 1 , 672 (282) - 17% Brokered deposits 694 695 (1) - 1% 350 344 98% Total Deposits $ 6,911 $ 6,793 $ 118 7% $ 5,830 $1,081 19% Co ns u m e r 8% 10% 29% 20% CRE C&I PPP Equipment Deposits 10% 23% D D A N O W Sa v i n g s MMk t C D s B rkd Linked Quarter (LQ) Year over Year (YoY) $ millions 4Q20 3Q20 Δ %Δ an. 4 Q 19 Δ %Δ CRE 3,824 3,835 (11) - 1% 3 , 669 155 4% Commercial 693 703 (10) - 6% 787 (94) - 12% PPP Loans 489 568 (79) - 56% - 489 - Equipment Finance 1,092 1,084 8 3% 1,052 40 4% Consumer 1,171 1,206 (35) - 12% 1,230 (59) - 5% Total Loans $ 7,269 $ 7,396 $ (127) - 7% $ 6,738 $ 531 8% NS 16% L O A 15% ▪ Total loans declined $127 million in the quarter with $79 million reduction in PPP loans as the SBA loan forgiveness program began to ramp up. 7 ▪ Total deposits increased $118 million as customer preferences for liquidity continue to reflect shifts from CDs to non - maturity products. ▪ Brokered deposits continue to provide a significant cost of funding advantage over FHLB Advances.

CUSTOMER AND COMMUNITY SUPPORT – MODIFIED PAYMENTS As of: 12/31/2020 Portfolio Current CARES Modifications $ millions 4 Q 2 0 # Loans M o d i f i ed % of Port CRE $ 3 , 232 24 $ 38 1 . 2% Commercial** 1 , 204 11 5 0 . 4% Equipment Finance** 1 , 173 257 46 3 . 9% Consumer 1 , 171 6 1 0 . 1% Subtotal $ 6,780 29 8 $ 90 1 . 3% SBA - PPP Loans 489 - - 0 . 0% Total Gross Loans $ 7,269 29 8 $ 90 1 . 2% ** Includes Owner Occupied Commercial Real Estate. ▪ Resilient portfolio with strong return to payment performance ▪ Loans previously modified are closely monitored to evaluate ongoing strength 8

LOAN MODIFICATIONS – SECTORS OF INTEREST As of: 12/31/2020 Portfolio Current CARES Modifications $ millions 4 Q 2 0 Modified # Loans % of Sector EF Core - Laundry, etc. $ 639 84 $ 29 4 . 5% Macrolease - Fitness Equip. 169 22 17 10 . 1% Hotel (CRE) 145 2 16 11 . 0% Specialty Vehicle - Tow, etc. 365 151 8 2 . 2% Mixed Use 306 2 8 2 . 6% Retail (CRE) 537 1 3 0 . 6% ▪ Apartment 963 1 2 0 . 2% Food / Lodging (ex. Dunkin) 31 1 1 3 . 2% Selected Sectors $ 3 , 155 26 4 $ 8 4 2 . 7 % Other 4 , 114 34 6 0 . 1% TOTAL $ 7 , 269 29 8 $ 9 0 1 . 2% ▪ All loans remain accruing, with some downgrades on loan modifications if there are signs of deterioration . ▪ We are watching closely the Exercise, Laundry, and Retail industries . • The Exercise industry has been volatile as government mandated orders have responded to local infection outbreaks. Only $ 90 million in loans continue to be modified under the CARES Act as of year end . 9

CAPITAL STRENGTH 10 * Regulatory capital ratios are preliminary estimates and may differ from numbers calculated in final Regulatory filings. ▪ As of December 31, 2020, the Company had capital well above regulatory “well capitalized” requirements. ▪ On October 28, 2020, the Board of Directors approved resuming the stock buyback program, which expired on December 31, 2020, with $9.6 million in previously authorized funding remaining. During Q4, the Company repurchased 867,411 shares at an average price of $11.08. ▪ On January 27, 2021, the Board of Directors approved a $10 million stock buyback program authorizing management to opportunistically repurchase stock through December 31, 2021. p r e limi na r y e s t im a t e s * Regulatory BASEL III Requirements Brookline Board Policy Limits Regulatory "Well Capitalized" Buffer $ millions Dec - 20 Minimum "Well C ap i t a li ze d " Policy M i n i m u m s Op e r a t i n g Targets "Well Cap" Buffer E x c e ss C ap i t al Tier 1 Common / RWA 11.0% ≥ 4.5% ≥ 6.5% ≥ 7.5% ≥ 8.0% 4.5% $ 313 . 7 Tier 1 / RWA 11.2% ≥ 6.0% ≥ 8.0% ≥ 9.0% ≥ 9.5% 3.2% $ 219 . 4 Total Risk Based Capital 13.5% ≥ 8.0% ≥ 10.0% ≥ 11.0% ≥ 11.5% 3.5% $ 241 . 6 Leverage Ratio 8.9% ≥ 5.0% ≥ 5.0% ≥ 5.5% ≥ 6.0% 3.9% $ 338 . 1

REGULAR DIVIDENDS PER SHARE Board of Directors announced a dividend of $0.115 per share payable February 26, 2021 to stockholders of record on February 12, 2021. $0 . 0 4 6 11 $0 . 0 9 6 $0 . 1 1 0 $0 . 2 1 0 $0 . 3 1 6 $0 . 3 4 0 $0 . 3 4 0 $0 . 3 4 0 $0 . 3 4 0 $0 . 3 4 0 $0 . 3 4 0 $0 . 3 4 0 $0 . 3 4 0 $0 . 3 4 0 $0 . 3 4 0 $0 . 3 4 0 $0 . 3 4 0 $0 . 3 5 5 $0 . 3 6 0 $0 . 3 6 0 $0 . 3 9 5 $0 . 4 4 0 $0 . 4 6 0 $0 . 1 1 5 199 8 199 9 200 0 200 1 200 2 200 3 200 4 200 5 200 6 200 7 200 8 200 9 201 0 201 1 201 2 201 3 201 4 201 5 201 6 201 7 201 8 201 9 202 0 Q 1'21

QUESTIONS Paul A. Perrault, President and Chief Executive Officer Carl M. Carlson, Chief Financial Officer M. Robert Rose, Chief Credit Officer 12 12

APPENDIX 12 13

NON PERFORMING ASSETS NON PERFORMING ASSETS (NPAs), in millions CRE $ 7.2 $ 10 . 8 $ ( 3 . 6) $ 2.9 $ 4 . 3 C&I 24 . 6 21 . 2 3 . 4 14 . 9 9 . 7 Consumer 6 . 7 5 . 9 0 . 8 1 . 7 5 . 0 Total Non Performing Loans (NPLs) 38 . 5 37 . 9 0 . 6 19 . 5 19 . 0 Other real estate owned 5 . 4 - 5 . 4 - 5 . 4 ▪ Other repossessed assets 1 . 1 1 . 4 ( 0 . 3) 2 . 6 ( 1 . 5) Total NPAs $ 45.0 $ 39 . 3 $ 5 . 7 $ 22.1 $ 22 . 9 NPLs / Total Loans 0.53% 0 . 51% 0 . 02% 0 . 29% 0 . 24% NPAs / Total Assets 0.50% 0 . 44% 0 . 06% 0 . 28% 0 . 22% NET CHARGE OFFS (NCOs), in millions CRE loans $ 3.4 $ 0 . 1 $ 3 . 3 $ - $ 3 . 4 C&I loans 1.1 4 . 9 ( 3 . 8) 1 . 6 ( 0 . 5) Consumer loans (0.1) - ( 0 . 1) - ( 0 . 1) Total Net Charge Offs $ 4.4 $ 5 . 0 $ ( 0 . 6) $ 1.6 $ 2.8 NCOs / Loans (annualized) 0 . 24% 0 . 27% - 0 . 03% 0.10% 0.14% Linked Quarter (LQ) 4 Q 2 0 3 Q 20 Year over Year (YoY) Δ 4 Q 19 Δ OREO driven by a single property. Buyer interest appears moderate to strong. Charge - down on this asset was specifically reserved and is not COVID - related. 14

MAJOR LOAN SEGMENTS WITH INDUSTRY BREAKDOWN 4Q20 $3,232 $1,204 $1,173 $1,171 Loans outstanding ($millions) – Excludes PPP Loans Investment CRE 48% Commercial 18% Equipment Finance 16% Consumer 17% P e r m Co n s t r T o t a l % T o t a l % T o t a l % T o t a l % Food & Lodging Manufacturing Finance and Ins Wholesale Trade Professional RE Agents/Brokers Health Care/Social Construction Retail Ar t s / E n t e r t a i n m t /R ec Condo Transp/Warehousing Other Services $ 18 6 15% 11 8 10% 13 4 11% 11 0 9% 9 7 8% 12 4 10% 7 7 6% 5 8 5% 7 1 6% 5 9 5% 5 1 4% 3 4 3% 8 5 7% Residential Home Equity Other Consumer Purchase Mtge $ 78 0 67% 34 7 30% 3 3 3% 1 1 1% Total $ 1,171 100% - Apar t m e n t Office Retail Industrial Mixed Use 1 - 4 Family Hotel Land Ot h er 239 $ 90 8 $ 4 5 $ 95 3 29% 59 5 8 60 3 19% 52 3 1 4 53 7 17% 33 6 1 33 7 10% 26 3 4 3 30 6 9% 1 1 2 6 3 7 1% 12 6 1 9 14 5 4% 3 5 3 5 1% 4 0 27 9 9% Total $ 3,001 $ 231 $ 3,232 100% Fitness - Macrolease 16 9 14% Eastern Funding Core Laundry $ 45 6 39% Grocery 4 6 4% Dry Cleaning 1 4 1% Restaurant 1 4 1% Car Wash 1 1 1% EF CRE 7 8 7% Other EF 2 0 2% Specialty Vehicle Tow Truck 18 7 16% Heavy Tow 6 8 6% FedEx 4 0 3% Trailer 1 9 2% Other Vehicle 5 1 4% Total $ 1,204 100% Total $ 1,173 100% Loans, excluding PPP SBA - PPP Loans Total Loans Outstanding $ 6,780 489 $ 7,269 Owner Occupied CRE included in Commercial and Equipment Finance 15

CRE – LOAN TO VALUE (LTV) Non Owner Occupied CRE and Multifamily Exposures at December 31, 2020. 32% 39% 34% 35% 32% 10% 22% 43% 40% 5 1% 54% 55% 58% 52% 82% 55% 46% 45% 16% 7% 12% 6% 8% 15% 23% 12% 15% 0% 1 0% 2 0% 4 0% 3 0% 5 0% 6 0% 7 0% 8 0% 9 0% 1 0 0% A p a rt m e nt R e t a i l O f f i c e Medical H o t e l R e s t au r a n t O t h e r Exposures by LTV Industrial 50% and lower Mixed Use 50 - 70 70 - 8 0 80+ 33% 54% 1% 12% 16 Overall 53% LTV

CRE - VINTAGE Non Owner Occupied CRE and Multifamily Exposures at December 31, 2020. 34% 57% 39% 29% 29% 15% 3 1% 60% 13% 42% 8% 7% 9% 12% 0% 3 1% 5% 3% 15% 11% 1 1% 5% 1% 7% 9% 13% 7% 16% 10% 6% 20% 24% 7% 0% 13% 9% 16% 8% 19% 22% 23% 13% 26% 12% 1 1% 14% 5% 8% 24% 1 1% 46% 5% 3% 26% 0% 1 0% 2 0% 3 0% 4 0% 5 0% 6 0% 7 0% 8 0% 9 0% 1 0 0% Apartment R e t a i l O f f i c e Industrial M e d i c a l Restaurant O t h e r Exposures by Year of Origination 201 5 an d B e f o r e 2016 M i x e d U s e H o t e l 2017 2018 2019 2020 13% 17% 12% 10% 10% 38% 17

CONSUMER LOANS – LTV / FICO 4Q20 700+ 84% 18 650 - 699 8% 600 - 649 599 - 1% N/A 5% 50% or less 28% 50% - 69% 40% 70% - 80% 28% 80%+ 4% 700+ 93% 50% or less 38% 50% - 69% 29% 70% - 80% 22% 80% + 11% Resid. 1 - 4 59% LTV 2% Resid. 1 - 4 FICO Home Equity FICO Home Equity 56% LTV

SECURITIES PORTFOLIO 4Q20 ▪ Highly liquid, risk averse securities portfolio. ▪ The Investment portfolio declined $38 million during the quarter. C urr e n t B oo k $ i n m illi o n s P a r Va l ue Fair Value Unreal. Book G/L Yield Duration UST $ 69 $ 70 $ 74 $ 3 1.60% UST Agency Debentures 262 274 279 5 1.73% 10% Corp Bonds 22 22 23 1 2.53% Agency RMBS 309 313 324 11 1.89% Agency CMO 45 45 45 1 1.70% Other 1 1 Total $ 708 $ 725 1 $ 746 - 2 . 13% $ 2 1 1 . 81% 19 Ag Debt 37% Corp Bo n ds 3% Ag RMBS 44% Ag CMO 6% Oth e r 0%

KEY ECONOMIC VARIABLES - CECL SELECT EC ONOMIC VARIABLES F Q3 CECL - Baseline ROM THE MOODY’S BASE Q4 CECL - Baseline LINE FORECAST Difference 2020 2021 2020 2021 2020 2021 GDP 18,629 18,907 18,765 19,173 135 . 8 265.6 Unemployment Rate 9 . 1 8 . 4 6 . 7 6 . 8 ( 2 . 4) ( 1 . 6) Fed Fund Rate 0 . 4 0 . 1 0 . 1 0 . 1 ( 0 . 3) ( 0 . 0) 10 Treasury 0 . 85 1 . 05 0 . 79 1 . 37 ( 0 . 06) 0.32 CRE Price Index 239 . 1 249 . 5 300 . 9 241 . 6 61 . 8 ( 7 . 9) 20 ▪ The Company uses Moody’s monthly forecasts as inputs into its models for estimated credit losses under CECL. ▪ Due to the uncertainty over the course of the pandemic, the Company has adjusted forecast weightings to: • Baseline at 40% (Q3 40%); • S1 - Stronger Near Term Growth 0% (Q3 30%); • and S3 - Moderate Recession at 60% (Q3 30%). ▪ The December Baseline forecast shows general improvement, but the CRE Price Index declines to a comparable low point 12 months further into the future.